UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant  [X]      Filed by a Party other than the Registrant [ ]

Check the appropriate box:
  [ ]    Preliminary Proxy Statement
  [ ]    Confidential, for Use of the Commission Only (as permitted by Rule
  [ ]    14a-6(e)(2))
  [X]    Definitive Proxy Statement
  [ ]    Definitive Additional Materials
  [ ]    Soliciting Material Pursuant to ss.240.14a-12

                                 Synopsys, Inc.
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                 (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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  [X]    No fee required.
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                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it
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                           The Fee is calculated at 1/50th of one percent of $
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




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 20, 2003
                                 ----------------

To the Stockholders of Synopsys, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Synopsys, Inc., a Delaware corporation (the "Company"), will be held on June 20, 2003, at 4:00 p.m., local time, in the Babbage conference room of our offices located at 455 N. Mary Avenue, Sunnyvale, California 94085, for the following purposes:

1. To elect nine directors to serve for the ensuing year or until their successors are elected.

2. To approve an amendment to the Company's Employee Stock Purchase Plan and International Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,800,000 shares.

3. To ratify the appointment of KPMG LLP as our independent auditors for fiscal 2003.

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on May 7, 2003 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the envelope enclosed. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy.


                                                    Sincerely,


                                                    /s/   Aart J. de Geus

                                                    Aart J. de Geus
                                                    Chief Executive Officer &
                                                    Chairman of the Board

Mountain View, California
May 9, 2003


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YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE
READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

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                                         1

                            700 East Middlefield Road
                         Mountain View, California 94043
                                 ----------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 20, 2003
                                 ----------------

                               GENERAL INFORMATION

    The enclosed proxy is solicited on behalf of the Board of Directors of Synopsys, Inc., a Delaware corporation (referred to in this document as "Synopsys" or the "Company"), for use at the Annual Meeting of Stockholders to be held on June 20, 2003, at 4:00 p.m., local time, in the Babbage conference room of our offices located at 455 N. Mary Avenue, Sunnyvale, California 94085.

    These proxy solicitation materials were mailed on or about May 9, 2003 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

     Synopsys will bear the cost of soliciting proxies. We have retained D.F. King & Co., Inc. to assist us in the solicitation of proxies, for which we will pay D.F. King & Co. a fee of approximately $8,500 plus out-of-pocket expenses. We will also reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. We will furnish copies of solicitation material to such brokerage houses and other representatives. Proxies may also be solicited by our directors, officers and employees, without additional compensation, personally or by telephone, telecopy or telegram. Except as described above, Synopsys does not presently intend to solicit proxies other than by mail.

Revocability of Proxies

    Any person giving a proxy has the power to revoke it at any time before its use by delivering to Synopsys' principal executive offices a written notice of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Annual Meeting and voting in person.

Record Date, Voting and Share Ownership

    Stockholders of record on May 7, 2003 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 74,066,198 shares of our common stock, $.01 par value, were issued and outstanding. No shares of Synopsys' preferred stock were outstanding.

    Each stockholder is entitled to one vote for each share of common stock held by such stockholder of record as of the close of business on May 7, 2003. The holders of a majority of the shares issued and outstanding, represented in person or by proxy, shall constitute a quorum. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy as to a given proposal, the shares will be voted in favor of the proposal. A stockholder who abstains on any or all matters will be deemed present at the meeting for purposes of determining whether a quorum is present and the total number of votes cast with respect to a proposal (other than votes cast for the election of directors), but will be deemed not to have voted for or against the particular matter (or matters) as to which the stockholder has abstained. If a nominee (such as a brokerage firm) holding shares for a beneficial owner does not receive instructions from such beneficial owner as to how to vote those shares on a proposal and does not have discretionary authority to vote on such proposal, then the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such proposal.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

    Synopsys' Bylaws provide that the Board of Directors shall consist of not fewer than five and not more than nine persons; the Board has set the number of directors at nine persons. At the Annual Meeting, nine directors are to be elected to serve until Synopsys' next Annual Meeting or until their successors are elected and qualified. The Corporate Governance Committee of the Board has selected nine nominees for director. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The nine candidates receiving the highest number of affirmative votes of the shares represented and voting on this proposal at the Annual Meeting will be elected directors of Synopsys.

    The Board of Directors recommends that the stockholders vote FOR the election of each of the following nominees to serve as directors of Synopsys until the next Annual Meeting or until their successors have been elected and qualified.

Nominees

    Set forth below is information regarding the nominees, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they were selected as directors or nominees and their ages as of March 31, 2003.

                                                             Year First
      Name                                            Age  Elected Director
      ----                                           ----  ----------------
      Aart J. de Geus............................     48             1986
      Andy D. Bryant.............................     52             1999
      Chi-Foon Chan..............................     53             1998
      Bruce R. Chizen............................     47             2001
      Deborah A. Coleman.........................     50             1995
      A. Richard Newton..........................     51       1987; 1995
      Sasson Somekh..............................     57             1999
      Roy Vallee.................................     50             2003
      Steven C. Walske...........................     51             1991

Background of Directors

    Dr. Aart J. de Geus co-founded Synopsys and currently serves as Chief Executive Officer and Chairman of the Board of Directors. Since the inception of Synopsys in December 1986, he has held a variety of positions, including Senior Vice President of Engineering and Senior Vice President of Marketing. From 1986 to 1992, Dr. de Geus served as Chairman of the Board. He served as President from 1992 to 1998. Dr. de Geus has served as Chief Executive Officer since January 1994 and has held the additional title of Chairman of the Board since February 1998. He has served as a Director since 1986. From 1982 to 1986 Dr. de Geus was employed by General Electric Corporation, where he was the Manager of the Advanced Computer-Aided Engineering Group. Dr. de Geus holds an M.S.E.E. from the Swiss Federal Institute of Technology in Lausanne, Switzerland and a Ph.D. in electrical engineering from Southern Methodist University.

    Andy D. Bryant has been a Director of Synopsys since January 1999 and currently serves as Executive Vice President and Chief Financial and Enterprise Services Officer of Intel Corporation, with responsibility for financial operations, human resources, information technology and e-business functions and activities worldwide. Mr. Bryant joined Intel in 1981 as Controller for the Commercial Memory Systems Operation and in 1983 became Systems Group Controller. In 1987 he was promoted to Director of Finance for the corporation and was appointed Vice President and Director of Finance of the Intel Products Group in 1990. Mr. Bryant became CFO in February of 1994 and was promoted to Senior Vice President in January 1999. Mr. Bryant was appointed Chief Financial and Enterprise Services Officer in December 1999 and was promoted to Executive Vice President in January 2001. Prior to joining Intel, he held positions in finance at Ford Motor Company and Chrysler Corporation. Mr. Bryant holds a B.A. in economics from the University of Missouri and an M.B.A. in finance from the University of Kansas.

    Dr. Chi-Foon Chan joined Synopsys as Vice President of Application Engineering & Services in May 1990. Since April 1997 he has served as Chief Operating Officer and since February 1998 he has held the additional title of President. Dr. Chan also became a Director of Synopsys in February 1998. From September 1996 to February 1998 he served as Executive Vice President, Office of the President. From February 1994 until April 1997 he served as Senior Vice President, Design Tools Group and from October 1996 until April 1997 as Acting Senior Vice President, Design Re-Use Group. Additionally, he has held the titles of Vice President, Engineering and General Manager, DesignWare Operations and Senior Vice President, Worldwide Field Organization. From March 1987 to May 1990, Dr. Chan was employed by NEC Electronics, where his last position was General Manager, Microprocessor Division. From 1977 to 1987, Dr. Chan held a number of senior engineering positions at Intel Corporation. Dr. Chan holds an M.S. and Ph.D. in computer engineering from Case Western Reserve University.

    Bruce R. Chizen has been a Director of Synopsys since April 2001. Mr. Chizen has served as President of Adobe Systems Incorporated, a provider of graphic design, publishing, and imaging software for Web and print production, since April 2000 and as Chief Executive Officer since December 2000. He joined Adobe Systems in August 1994 as Vice President and General Manager, Consumer Products Division and in December 1997 became Senior Vice President and General Manager, Graphics Products Division. In August 1998, Mr. Chizen was promoted to Executive Vice President, Products and Marketing. From November 1992 to February 1994 he was Vice President and General Manager, Claris Clear Choice for Claris Corp., a wholly-owned subsidiary of Apple Computer. He is a director of Adobe Systems.

    Deborah A. Coleman has been a Director of Synopsys since November 1995. Ms. Coleman is co-founder and currently General Partner of SmartForest Ventures in Portland, Oregon. Ms. Coleman was Chairman of the Board of Merix Corporation, a manufacturer of printed circuit boards, from May 1994, when it was spun off from Tektronix, Inc., until September 2001. She also served as Chief Executive Officer of Merix from May 1994 to September 1999 and as President from March 1997 to September 1999. Ms. Coleman joined Merix from Tektronix, a diversified electronics corporation, where she served as Vice President of Materials Operations, responsible for worldwide procurement, distribution, component engineering and component manufacturing operations. Prior to joining Tektronix in November 1992, Ms. Coleman was with Apple Computer, Inc. for eleven years, where she held several executive positions, including Chief Financial Officer, Chief Information Officer and Vice President of Operations. She is a director of Applied Materials, Inc., a manufacturer of semiconductor fabrication equipment, Chairman of the Board of Teseda Corporation, a semiconductor test equipment company, and a director of Finatus, Inc., a web-based compliance service provider.

    Dr. A. Richard Newton has been a Director of Synopsys since January 1995. Previously, Dr. Newton was a Director of Synopsys from January 1987 to June 1991. Dr. Newton has been a Professor of Electrical Engineering and Computer Sciences at the University of California at Berkeley since 1979 and is currently Dean of the College of Engineering. From July 1999 to June 2000, Dr. Newton was Chair of the Electrical Engineering and Computer Sciences Department. Since 1988 Dr. Newton has acted as a Venture Partner with Mayfield Fund, a venture capital partnership, and has contributed to the evaluation and development of over two dozen new companies. From November 1994 to July 1995 he was acting President and Chief Executive Officer of Silicon Light Machines, a private company that has developed display systems based on the application of micromachined silicon light-valves.

    Dr. Sasson Somekh has been a Director of Synopsys since January 1999. Dr. Somekh is Executive Vice President of Applied Materials, Inc., a manufacturer of semiconductor fabrication equipment. Dr. Somekh served as Senior Vice President from December 1993 to November 2000, and as Group Vice President from 1990 to 1993. Dr. Somekh joined Applied Materials in 1980 as a Project Manager.

    Roy Vallee has been a Director of Synopsys since February 2003. Mr. Vallee is Chief Executive Officer and Chairman of the Board of Avnet, Inc., a global semiconductor products and electronics distributor, positions he has held since June 1998. Previously, he was Vice Chairman of the Board since November 1992, and also President and Chief Operating Officer since March 1992. Mr. Vallee currently serves on the Board of Directors of Teradyne, Inc., an automated testing company for the electronics, communications and software industries. He is also a member of the Executive Committee of the Global Technology Distribution Council.

    Steven C. Walske has been a Director of Synopsys since December 1991. Mr. Walske has been Chief Business Strategist of Parametric Technology Corporation, a supplier of software products for mechanical computer aided engineering since June 2000. Previously, Mr. Walske served as Chairman, Chief Executive Officer and a Director from August 1994 until June 2000 and as President and Chief Executive Officer of that company from December 1986 to August 1994.

    There are no family relationships among any executive officers, directors or persons chosen or nominated to become executive officers or directors of Synopsys.

Board Committees and Meetings

    Synopsys has a fiscal year that ends on the Saturday nearest October 31 each year. Synopsys' 2002 fiscal year ended on November 2, 2002 and is referred to in this document as "fiscal 2002."

    During fiscal 2002, the Board of Directors held six meetings. During such year, the committees of the Board of Directors included an Audit Committee, a Human Resources and Compensation Committee (the "Compensation Committee") and a Corporate Governance Committee.

    During fiscal 2002, the Audit Committee held ten meetings and consisted of three directors: Mr. Bryant, Ms. Coleman, and Dr. Somekh. All such directors served on the Audit Committee for the entire fiscal year. In February 2003, Mr. Vallee was appointed to the Audit Committee, replacing Mr. Bryant. The Audit Committee is appointed by the Board to assist the Board in fulfilling its financial oversight responsibilities relating to (i) the Company's financial statements, financial reporting processes and systems of internal accounting and financial controls, (ii) supervising the Company's internal audit function,
(iii) the appointment and evaluation of the Company's independent auditors' performance and independence and (iv) compliance with legal and regulatory requirements. A full statement of the Audit Committee's responsibilities and duties is contained in the Audit Committee Charter, included in this Proxy Statement as Appendix A.

    During fiscal 2002, the Compensation Committee held four meetings and consisted of four directors: Mr. Bryant, Mr. Chizen, Ms. Coleman and Mr. Walske. All such directors served on the Committee for the entire fiscal year. The Compensation Committee is primarily responsible for reviewing and approving Synopsys' general compensation policies, setting compensation levels for Synopsys' executive officers and administering Synopsys' stock option, employee stock purchase and 401(k) savings plans. In March 2000, the Compensation Committee established a Grant Subcommittee comprised of Committee members Mr. Chizen, Ms. Coleman and Mr. Walske. The purpose of the Grant Subcommittee is to ensure that option grants made to executive officers of Synopsys comply with certain securities and tax rules.


    During fiscal 2002, the Corporate Governance Committee held two meetings and consisted of Mr. Bryant, Mr. Chizen, Ms. Coleman, Dr. Newton, Dr. Somekh and Mr. Walske, all non-employee directors. All such directors served on the Corporate Governance Committee for the entire fiscal year. Mr. Vallee was appointed to the Committee in February 2003. The Corporate Governance Committee identifies and recommends to the Board candidates for membership on the Board and Board committees, oversees matters of corporate governance, reviews the performance of the chief executive officer and other senior executives and reviews such other matters relating to Synopsys' management as it deems appropriate. The identification and nomination of Mr. Vallee to the Board of Directors was coordinated by the Committee. The nominees for election to the Board at the Annual Meeting were approved by the Committee.

    During fiscal 2002, all directors attended at least 75% of the meetings of the Board of Directors and committees of the Board on which they served, except that Dr. Somekh attended 70% of the Audit Committee meetings held during such fiscal year.

Directors' Compensation

    Each member of the Board receives a retainer of $25,000 per year for attendance at Board meetings. Each member of the Audit Committee also receives $2,000 per Audit Committee meeting attended, other than the Chairperson, who receives $4,000 per Audit Committee meeting attended, in each case up to maximum of four meetings per year.

    In addition, non-employee members of the Board of Directors receive automatic option grants under the 1994 Non-Employee Directors Stock Option Plan, which in this document we refer to as the "Directors Plan." As of the date of this Proxy Statement, all seven non-employee members of the Synopsys Board of Directors were eligible to participate in the Directors Plan. Under the Directors Plan, new directors receive an option for 20,000 shares, vesting in equal installments over four years assuming continued service through such dates. In addition, each continuing director who is elected at an annual meeting of stockholders receives an option for 10,000 shares and an additional option for 5,000 shares for each Board committee membership, up to a maximum of two additional options per year. The annual and committee service option grants vest in full on the date immediately prior to the date of the annual meeting of stockholders following their grant, assuming continued service through such date. In the case of directors appointed to the Board between annual meetings, the annual and any committee grants are prorated based upon the amount of time since the last annual meeting.

    During fiscal 2002, Ms. Coleman, Drs. Newton and Somekh and Messrs. Bryant, Chizen and Walske each received automatic grants of options to purchase 10,000 Synopsys common shares at an exercise price of $49.83 per share for Synopsys Board of Directors service during the year. In addition, during fiscal 2002, each of such directors received options to purchase 10,000 Synopsys common shares for service on Synopsys Board of Directors committees at an exercise price of $49.83. Mr. Vallee, who joined the Board in February 2003, received an option for 20,000 shares at an exercise price of $40.92 for his initial service, a pro-rated annual grant of 3,333 shares at an exercise price of $40.92 per share and two pro-rated committee grants for an aggregate of 3,333 shares at an exercise price of $40.46 per share.

    During fiscal 2002, Dr. Newton provided consulting services to Synopsys, for which he was paid $180,000. Under Synopsys' agreement with Dr. Newton, at Synopsys' request, Dr. Newton provides advice concerning long-term technology strategy and industry development issues, as well as assistance in identifying opportunities for partnerships with academia.

    Intel Corporation, of which Mr. Bryant serves as Senior Vice President and Chief Financial and Enterprise Services Officer, accounted for more than five percent of Synopsys' total revenue during fiscal 2002. Synopsys' management believes the transactions between the two parties were carried out on an arm's-length basis.

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth certain information with respect to the beneficial ownership of Synopsys common shares as of March 31, 2003 by (1) each person known by Synopsys to own beneficially more than five percent of Synopsys' common shares outstanding on that date, (2) each Synopsys director, (3) each of the named executive officers (as defined below under "Executive Compensation") and (4) all Synopsys directors and current executive officers as a group.





                                                  Shares of Common Stock
                                                    Beneficially Owned

                                                                   Percentage
       Name of Beneficial Owner(1)              Number             Ownership
      -----------------------------            -------             ----------
J. & W. Seligman & Co. Inc................   7,776,496(2)            10.46%
   100 Park Avenue, 8th Floor
   New York, NY 10017
Franklin Resources, Inc...................   5,291,927(3)             7.12%
   One Franklin Parkway
   San Mateo, CA 94403-1906
Blum Capital Partners, L.P................   4,906,200(4)             6.60%
   909 Montgomery Street, Suite 400
   San Francisco, CA 94133-4625
FMR Corp..................................   4,785,520(5)             6.44%
   82 Devonshire Street
   Boston, MA 02109
Harris Associates L.P.....................   3,805,900(6)             5.12%
   Two North LaSalle Street, Suite 500
   Chicago, IL 60602-3790
Vicki L. Andrews..........................     139,984(7)               *

Andy D. Bryant............................      93,749(8)               *

Chi-Foon Chan.............................     970,934(9)             1.31%

Bruce R. Chizen...........................      59,166(10)              *

Deborah A. Coleman........................      60,000(11)              *

Aart J. de Geus...........................   1,743,811(12)            2.35%

Robert B. Henske .........................           0(13)              *

A. Richard Newton.........................      95,916(14)              *

Steven K. Shevick.........................     136,269(15)              *

Sasson Somekh.............................     113,333(16)              *

Roy Vallee................................      26,666(17)              *

Steven C. Walske..........................     116,016(18)              *

All directors and current executive.......   3,810,387(19)            5.13%
   officers as a group (13 persons)

----------------

*    Less than 1%

(1) The persons named in the table above have sole voting and investment power with respect to all Synopsys common shares shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes of this table.

(2) Share ownership for J. & W. Seligman & Co. Incorporated was obtained from Amendment No. 11 to the Schedule 13G filed with the Securities and Exchange Commission on February 11, 2003.

(3) Share ownership for Franklin Resources was obtained from Amendment No. 2 to the Schedule 13D filed with the Securities and Exchange Commission on February 12, 2003. Includes 2,127,450 shares as to which Franklin Advisers, Inc. has sole voting power, 1,921,522 shares as to which Templeton Global Advisers Limited has sole voting power, 448,785 shares as to which Fiduciary Trust Company International has sole voting power, 411,068 shares as to which Franklin Templeton Investment Management Limited has sole voting power, 232,110 shares as to which Templeton Investment Counsel, LLC has sole voting power, 147,817 shares as to which Franklin Templeton Investments Corp. has sole voting power and 3,175 shares as to which Templeton/Franklin Investment Services, Inc. has sole voting power.

(4)    Share ownership for Blum Capital Partners, L.P. was obtained from
       Schedule 13F-R filed with the Securities and Exchange Commission on February 14, 2003.

(5)    Share  ownership for FMR Corp. was obtained from Amendment No. 2 to the
       Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003.

(6) Share ownership for Harris Associates L.P. was obtained from Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003. Includes 1,620,900 shares over which Harris Associates L.P. has sole voting power and 2,185,000 shares over which Harris Associates L.P. has shared voting power.

(7) Includes options to purchase 139,090 Synopsys common shares exercisable by Ms. Andrews within 60 days of March 31, 2003.

(8) Consists of options to purchase 93,749 Synopsys common shares exercisable by Mr. Bryant within 60 days of March 31, 2003.

(9) Includes options to purchase 938,484 Synopsys common shares exercisable by Dr. Chan within 60 days of March 31, 2003.

(10) Consists of options to purchase 59,166 Synopsys common shares exercisable by Mr. Chizen within 60 days March 31, 2003.

(11) Consists of options to purchase 60,000 Synopsys common shares exercisable by Ms. Coleman within 60 days of March 31, 2003.

(12) Includes options to purchase 1,431,561 Synopsys common shares exercisable by Dr. de Geus within 60 days of March 31, 2003.

(13)   Mr. Henske resigned from his position effective January 3, 2003.

(14) Consists of options to purchase 95,916 Synopsys common shares exercisable by Dr. Newton within 60 days of March 31, 2003.

(15) Includes options to purchase 133,742 Synopsys common shares exercisable by Mr. Shevick within 60 days of March 31, 2003.

(16) Includes options to purchase 100,833 Synopsys common shares exercisable by Dr. Somekh within 60 days of March 31, 2003.

(17) Consists of options to purchase 26,666 Synopsys common shares exercisable by Mr. Vallee within 60 days of March 31, 2003.

(18) Includes options to purchase 115,916 Synopsys common shares exercisable by Mr. Walske within 60 days of March 31, 2003.

(19) Includes options to purchase 3,448,546 Synopsys common shares exercisable by directors and current executive officers within 60 days of March 31, 2003.

Executive Compensation

Executive Compensation and Other Matters

    The following table sets forth the compensation earned during fiscal 2002 by
(1) Synopsys' Chief Executive Officer and (2) each of the other four most highly compensated executive officers whose compensation for fiscal 2002 exceeded $100,000, whom in this document we collectively refer to as the "named executive officers," for services rendered in all capacities to Synopsys during the last three fiscal years.

                              Summary Compensation Table

                                                                                  Long-Term
                                                                                 Compensation:
                                                                                  Securities
               Name and                                                             Awards         All Other
               Position                           Annual Compensation ($)         Underlying     Compensation
                                      Year          Salary            Bonus       Options (#)       ($) (1)
                                     ------        ---------         -------     -------------    -------------
Aart J. de Geus.....................  2002          446,154          575,000        106,500         1,500
   Chief Executive Officer and        2001          400,000          575,000         85,500         1,830
   Chairman of the Board              2000          430,769          600,000        731,000         1,855
Chi-Foon Chan.......................  2002          400,000          575,000         91,700         5,138
   President and Chief Operating      2001          400,000          575,000         71,000         2,588
   Officer                            2000          430,769          600,000        623,000         2,493
Vicki L. Andrews....................  2002          300,000          448,385(2)      72,900        13,884
   Senior Vice President              2001          289,423          611,396(3)      60,500         9,544
   World Wide Sales                   2000          287,500          568,256(4)     179,000         9,826
Steven K. Shevick(5)................  2002          250,000          220,000         25,300         1,500
   Senior Vice President and          2001          241,538          175,000         17,500         1,871
   Chief Financial Officer            2000          236,154          160,984        100,000         1,833
Robert B. Henske....................  2002(6)       375,000          350,000         73,300         1,500
   Former Senior Vice President and   2001          364,423          350,000         60,500         1,825
   Chief Financial Officer            2000(7)       175,000          232,000        340,000           160

------------------------
(1) Amounts in this column reflect premiums paid for group term life insurance, Synopsys 401(k) contributions and, in the case of Ms. Andrews only, car allowances. Dr. Chan's 2002 amounts include special travel allowance.

(2) Ms. Andrews' 2002 bonus consists of commissions of $102,125 and variable bonus of $346,260.

(3) Ms. Andrews' 2001 bonus consists of commissions of $150,000, a variable bonus of $296,260, a relocation bonus of $160,000 and a special bonus of $5,136.

(4) Ms. Andrews' 2000 bonus consists of commissions of $318,096 and a variable bonus of $250,160.

(5) Mr. Shevick was appointed Chief Financial Officer of Synopsys on January 2, 2003. Prior to that, he served as Vice President, Investor Relations and Legal and General Counsel.

(6)  Mr. Henske resigned from his position effective January 3, 2003.

(7)  Mr. Henske commenced employment with Synopsys on May 10, 2000.

Stock Option Grants

     The following table sets forth further information regarding individual grants of options for Synopsys' common stock during fiscal 2002 for each of the named executive officers. All grants for each of the named executive officers were made pursuant to Synopsys' 1992 Stock Option Plan (the "1992 Plan"). In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of Synopsys common stock and overall market conditions.

                        Option Grants in Last Fiscal Year



                               Individual Grants
                          Number of       Percent of                                              Potential Realizable Value at
                         Securities         Total          Range of                               Assumed Annual Rates of Stock
                         Under-lying       Options         Exercise                             Price Appreciation for Option Term
                           Options        Granted to        Prices                                          ($)
     Name                Granted (1)     Employees (2)     ($/Share)        Expiration Date          5%               10%
-----------------       -------------   -------------  ---------------    ------------------    -----------       -----------
Aart J. de Geus            106,500           2.69%     $44.56 - $56.17    12/17/11 - 8/27/12    $ 3,533,394       $ 8,954,315
Chi-Foon Chan               91,700           2.32%     $44.56 - $56.17    12/17/11 - 8/27/12    $ 3,028,417       $ 7,674,603
Vicki L. Andrews            72,900           1.84%     $44.56 - $56.17    12/17/11 - 8/27/12    $ 2,417,345       $ 6,126,027
Steven K. Shevick           25,300           0.64%     $44.56 - $56.17    12/17/11 - 8/27/12    $   825,997       $ 2,093,239
Robert B. Henske (3)        73,300           1.85%     $44.56 - $56.17    12/17/11 - 8/27/12    $ 2,429,772       $ 6,157,520

-------------------------
(1) Sum of all option grants made during fiscal 2002 to such person. Options become exercisable ratably in a series of monthly installments over a four-year period from the grant date, assuming continued service to Synopsys, subject to acceleration under certain circumstances involving a change in control of Synopsys. Each option has a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service.

(2) Based on a total of 3,960,661 shares subject to options granted to employees under Synopsys' option plans during fiscal 2002.

(3)  Mr. Henske resigned from his position effective January 3, 2003.


Option Exercises and Year-End Values

    The following table sets forth, for each of the named executive officers, each exercise of stock options during fiscal 2002 and the year-end value of unexercised options.

    No stock appreciation rights were exercised during such fiscal year by the named executive officers, and no stock appreciation rights were outstanding at the end of the fiscal year.

                     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                               Number of Securities
                                                              Underlying Unexercised
                                 Shares                       Options at Fiscal 2002              Value of In-the-Money
                              Acquired on      Value                 Year-End              Options at Fiscal 2002 Year-End (2)
    Name                       Exercise      Realized(1)     Exercisable/Unexercisable          Exercisable/Unexercisable
-----------------             -----------    -----------     ------------------------     ------------------------------------
Aart J. de Geus                       --         --         1,281,094        447,606       $  4,659,659       $  1,236,025
Chi-Foon Chan                         --         --           810,462        377,438       $  1,919,835       $    945,044
Vicki L. Andrews                  50,000    $  962,700         93,908        172,658       $    138,782       $    389,439
Steven K. Shevick                  5,000    $  132,725        109,082         73,218       $    349,036       $    163,144
Robert B. Henske(3)                   --         --           236,633        237,167       $    607,275       $    467,825

-----------------------------------
(1)  Market value at exercise, less exercise price.

(2) Market value of underlying securities at November 1, 2002 minus the exercise price. Since fiscal 2002 ended on Saturday, November 2, 2002, market value is given as of November 1, 2002, the last trading day before the end of the fiscal year.

(3)  Mr. Henske resigned from his position effective January 3, 2003.

Security Holder Approval of Equity Compensation Plans

    The following table provides information regarding equity compensation plans approved and not approved by security holders as of the end of fiscal 2002:

                                                                                           Number of Securities
                                                                                            Remaining Available
                                           Number of Securities       Weighted-Average      for Future Issuance
                                            to be Issued Upon        Exercise Price of         Under Equity
                                               Exercise of              Outstanding         Compensation Plans
                                           Outstanding Options,      Options,Warrants,    (Excluding Securities
                                           Warrants, and Rights(3)      and Rights        Reflected in Column 1)
              Plan Category
--------------------------------------------------------------------------------------------------------------
    Employee Equity Compensation Plans
        Approved by Stockholders (1)          6,630,094               $  40.32               6,480,608

    Employee Equity Compensation Plans
      Not Approved by Stockholders(2)        18,832,666               $  42.64               4,817,722
                                             -------------------------------------------------------------
    Total                                    25,462,760               $  42.04              11,298,330 (4)

(1) Synopsys' stockholder approved equity compensation plans include the 1992 Plan, the Employee Stock Purchase Plans and the Directors Plan.

(2) Synopsys' only non-stockholder approved equity compensation plan is the 1998 Non-Statutory Stock Option Plan (the "1998 Plan")

(3) Does not include information for options assumed in connection with mergers and acquisitions. As of fiscal 2002 year end, a total of 2,516,779 shares of our common stock were issuable upon exercise of such outstanding options.

(4) Comprised of (i) 3,523,486 shares remaining available for grant under the 1992 Plan, (ii) 4,817,722 shares remaining available for issuance under the 1998 Plan, (iii) 2,885,283 shares remaining available for issuance under the Company's Employee Stock Purchase Plans and (iv) 71,839 shares remaining available for grant under the Directors Plan, all as of fiscal 2002 year end.

Employment Contracts, Termination of Employment Arrangements and Change of Control Agreements

    Under the 1992 Plan, in the event of certain changes in the ownership or control of Synopsys involving a "Corporate Transaction," which includes an acquisition of Synopsys by merger or asset sales, each outstanding option under the 1992 Plan will automatically become exercisable, unless the option is assumed by the successor corporation, or parent thereof, or replaced by a comparable option to purchase shares of the capital stock of the successor corporation, or parent thereof.

    In addition, in the event of a successful hostile tender offer for more than 50% of the outstanding Synopsys common shares or a change in the majority of the Board of Directors as a result of one or more contested elections for membership on the Board of Directors, the administrator of the 1992 Plan has the authority to accelerate vesting of outstanding options or shares purchased under the 1992 Plan.

    The Directors Plan provides that in the event of a change of control or corporate transaction, as such terms are defined in the Directors Plan, all outstanding Directors Plan options shall become fully vested and exercisable as of the date of such change of control or corporate transaction.

    Synopsys has entered into Employment Agreements, effective October 1, 1997, with its Chief Executive Officer and its President. Each Employment Agreement provides that if the executive is terminated involuntarily other than for cause within 24 months of a change of control, (a) the executive will be paid an amount equal to two times the sum of the executive's annual base pay plus target cash incentive, plus the cash value of the executive's health benefits for the next 18 months, and (b) all stock options held by the executive will immediately vest in full. If the executive is terminated involuntarily other than for cause in any other situation, the executive will receive a cash payment equal to the sum of the executive's annual base pay for one year plus the target cash incentive for such year, plus the cash value of the executive's health benefits for 12 months. The terms "involuntary termination," "cause" and "change of control" are defined in the Employment Agreements, each of which is filed with the SEC.

Report of the Compensation Committee

    The following is the report of the Compensation Committee of the Board of Directors describing the compensation policies, and the rationale therefore, with respect to the compensation paid to Synopsys' executive officers during fiscal 2002.

Executive Compensation

    Purpose of the Compensation Committee

    The Compensation Committee determines compensation levels for the executive officers for each fiscal year based upon a consistent set of procedures. The Compensation Committee reviews and approves all executive target compensation (base and bonus) and the plan by which bonus in excess of target may be paid to executive officers. In the case of Synopsys' principal sales executive, the Chief Executive Officer and President, in consultation with the Compensation Committee, formulate an individual bonus plan based primarily upon revenues and accepted orders for Synopsys' products and services.

    Committee Structure

     During fiscal 2002 the Compensation Committee consisted of four non-employee members of the Board of Directors: Ms. Coleman and Messrs. Bryant, Chizen, and Walske. The Compensation Committee has established a Grant Subcommittee comprised of Committee members Mr. Chizen, Ms. Coleman and Mr. Walske. The purpose of the Grant Subcommittee is to ensure that option grants made to executive officers of Synopsys comply with certain securities and tax rules.

    Objectives of the Compensation Program

    The objectives of the compensation program as established by the Compensation Committee are: (1) to provide a means for Synopsys to attract and retain high-quality executives, (2) to tie executive compensation directly to Synopsys' business and performance objectives and (3) to reward outstanding individual performance that contributes to Synopsys' long-term success.

    Elements of Compensation

    Each executive officer's compensation package is comprised of three elements: (1) base compensation, (2) variable or bonus compensation payable based on the achievement of the Company's financial performance goals and individual performance and (3) long-term stock-based incentive compensation, which rewards Company growth and increased stockholder value.

    Base Compensation. The base compensation for each executive officer is determined based on the following factors: (1) salary levels for comparable positions in software and related companies similar in size and business that compete with Synopsys in the recruitment and retention of senior personnel, (2) each executive's past performance relative to corporate, business group (if applicable) and individual objectives, (3) each executive's responsibility level and objectives for the subsequent year and (4) compensation relative to other executives at Synopsys.

    Information regarding competitive salary ranges for fiscal 2002 was obtained from an independent compensation survey firm. Synopsys uses companies included in the S&P Information Technology Index for peer compensation information, excluding certain companies which (i) are larger than Synopsys, (ii) participate in different industries than Synopsys or (iii) are located in different regions than Synopsys.

    Synopsys believes that the total cash compensation for the executive officers of Synopsys for fiscal 2002 was competitive with the total cash compensation for executive officers at comparable companies.

    Variable Compensation. The Board and Compensation Committee met during the first quarter of fiscal 2002 to establish the incentive bonus compensation structure for executive officers for fiscal 2002. Synopsys' fiscal 2002 bonus plan sets forth (1) the size of the aggregate bonus pool for all executive officers and non-commissionable employees and (2) the amount of incentive bonus compensation payable to individual executive officers (other than Synopsys' principal sales executive) based on the achievement of specific performance targets relating to accepted orders, revenue and expense levels for Synopsys as a whole (and, for general managers of business units, orders and expenses for their individual business units). An executive officer's bonus compensation is also determined based upon a qualitative assessment of his or her performance by the Chairman of the Board and Chief Executive Officer and President and Chief Operating Officer, in consultation with and approval by the Compensation Committee and the Board of Directors. The bonuses payable to all such executive officers, together with bonuses payable to all other non-commissionable employees as a group, may not exceed the total bonus pool approved by the Compensation Committee.

    For fiscal 2002, a bonus formula was established such that achievement of planned accepted orders, revenue and expense levels, would result in a specified bonus pool. For performance levels over or under plan, the bonus compensation pool would increase or decrease. The formula contains an "accelerator" for performance above the Company's plan; conversely, performance below plan yields a substantially reduced bonus pool. During the year, the target levels of orders, revenue and expense levels were adjusted to take into account completion of the acquisition of Avant! Corporation.

      For fiscal 2002, though revenues were at target and expenses were below target, accepted orders were below target. Accordingly, aggregate bonus compensation was also below target. Similarly, bonus compensation for Synopsys' principal sales executive for fiscal 2002 under her individual bonus plan was below target due to underachievement of orders against the Company's plan for fiscal 2002. The Summary Compensation Table on page 9 reflects total bonus compensation for the named executive officers. The Committee believes those compensation levels fairly reflect the named executive officers' individual performance.

    Long-Term Incentive Compensation. The Company provides long-term compensation to Synopsys' executives in the form of stock options. The Compensation Committee believes that equity-based compensation closely aligns the interests of executive officers with those of stockholders by providing an incentive to manage Synopsys with a focus on long-term strategic objectives set by the Board of Directors relating to growth and stockholder value. Stock options are granted under the 1992 Plan and the 1998 Plan according to guidelines that take into account the executive's responsibility level, comparison with comparable awards to individuals in similar positions in the industry, Synopsys' long-term objectives for maintaining and expanding technological leadership through product development and growth, expected Company performance, the executive's performance and contribution during the last fiscal year and the executive's existing holdings of unvested stock options. However, the Compensation Committee does not strictly adhere to these factors in all cases and will vary grants made to each executive officer as the particular circumstances warrant. Exercise prices for options are set at the fair market value of Synopsys common stock on the date of grant.

    The options vest in a series of installments over a four-year period, contingent upon the executive's continued employment with Synopsys. Accordingly, the option will provide a return to the executive only if he or she remains in Synopsys' employ, and then only if the market price of the Common Stock appreciates over the option term. Subsequent grants may be made to officers when the Compensation Committee believes that the officer has demonstrated greater potential, achieved more than originally expected, or assumed expanded responsibilities. Additionally, subsequent grants may be made to remain competitive with similar companies.

    The Compensation Committee evaluated the performance of the named executive officers against the strategic objectives for fiscal 2002 set by the Board and concluded that such performance warranted the level of long-term compensation awarded them as set forth in the Summary Compensation Table on page 9. The Compensation Committee typically reexamines long-term compensation levels each year.

Chairman of the Board/Chief Executive Officer's Compensation

    Compensation for the Chairman/CEO is determined by a process similar to that discussed above for other executive officers. Dr. de Geus' base compensation for fiscal 2002 was established by the Compensation Committee in December 2001 and was the same as his base compensation for fiscal 2001. The Compensation Committee believes Dr. de Geus' base compensation is competitive with base compensation levels for chief executive officers of the companies with which Synopsys competes for executives.

    As was the case with the other executive officers, Dr. de Geus' bonus was calculated under a formula based on accepted orders, revenue and expense levels and was adjusted based upon actual performance related to plan. Dr. de Geus' bonus compensation was also determined based on a qualitative assessment of his performance by the Compensation Committee and Board of Directors. For fiscal

2002, although revenues were at target and expenses were below target, accepted orders were below target. As a result, Dr. de Geus' overall fiscal 2002 bonus shown in the Summary Compensation Table on page 9 was lower than his target bonus. In determining the amount of long-term compensation to grant to Dr. de Geus, the Compensation Committee considered the same factors used to determine grants for other executive officers set forth above.

     The Committee believes that Dr. de Geus' overall level of compensation fairly reflects his performance for the year.

Tax Deductibility of Executive Compensation

    Section 162(m) of the Internal Revenue Code places a $1 million limit on the tax deductibility of cash compensation paid to our five most highly compensated executive officers. We expect that a portion of the cash compensation paid to the Chief Executive Officer in fiscal 2002 will not qualify for a tax deduction as a result of Section 162(m); the aggregate amount of such nondeductible compensation is not material to Synopsys. Under the 1992 Plan, compensation deemed paid to an executive officer when he or she exercises an outstanding option under the Plan will qualify as performance-based compensation, and is therefore not subject to the $1 million limitation.



                                                COMPENSATION COMMITTEE
                                                Steven C. Walske, Chairperson
                                                Andy D. Bryant
                                                Bruce R. Chizen
                                                Deborah A. Coleman

Committee Interlocks and Insider Participation

    No Compensation Committee member was at any time during fiscal 2002, or at any other time, an officer or employee of Synopsys.

    No executive officer of Synopsys serves on the board of directors or compensation committee of any entity that has one or more executive officers serving on Synopsys' Board of Directors or Compensation Committee.

Report of the Audit Committee

    Other than the information set forth below in "Fees Billed to Synopsys by KPMG LLP during Fiscal 2002," the following Report of the Audit Committee shall not constitute "soliciting material" nor shall it be deemed "filed" with the SEC and is not to be incorporated by reference into any other Company filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent Synopsys specifically incorporates this Report by reference therein.

Audit Committee Charter

    The Charter of the Audit Committee, as amended and approved by the Board of Directors, is included in this Proxy Statement as Appendix A.

Communications with Management and Independent Accountants

    The Audit Committee has reviewed and discussed our audited financial statements with management. In addition, the Audit Committee has discussed with KPMG LLP, Synopsys' independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communications With Audit Committees" which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from KPMG LLP required by the Independence Standards Board Standard No. 1, which relates to the accountant's independence from Synopsys and its related entities, and has discussed their independence from Synopsys, including whether KPMG LLP's provision of non-audit services was compatible with that independence.

Committee Member Independence

     Committee members Ms. Coleman, Dr. Somekh and Mr. Vallee qualify as "independent" directors under the current listing standards of the National Association of Securities Dealers (the "NASD"). Mr. Bryant, who was a member of the Committee during fiscal 2002, did not qualify as an independent director under such standards due to the fact that he was an executive officer of a greater than 5% customer of Synopsys in fiscal 2002. However, in accordance with NASD listing standards, Synopsys' Board of Directors (with Mr. Bryant abstaining) determined that Mr. Bryant's membership on the Audit Committee was in the best interests of Synopsys and its stockholders due to Mr. Bryant's high level of experience in financial and accounting matters. In February 2003, Mr. Vallee was appointed to the Audit Committee, replacing Mr. Bryant.

Recommendation Regarding Financial Statements

    Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report on Form 10-K for fiscal 2002.

Fees Billed to Synopsys by KPMG LLP during Fiscal 2002

Audit Fees

    KPMG LLP's audit fees billed to Synopsys during fiscal 2002 totaled approximately $3,235,000. This amount is comprised of $2,000,000 in fees for the annual audit of Synopsys' financial statements included in its Annual Report on Form 10-K for fiscal 2002, review of the financial statements included in Synopsys' fiscal 2002 Quarterly Reports on Form 10-Q and foreign statutory audits, and $1,235,00 in fees for Avant! Corporation acquisition-related audits and filings.

Financial Information Systems Design and Implementation Fees

    KPMG LLP did not perform any financial information systems design or implementation services for Synopsys during fiscal 2002.

All Other Fees

    KPMG LLP's fees billed to Synopsys for all other services rendered totaled approximately $796,000. This amount is comprised of $484,000 in fees for tax related services and $312,000 for due diligence work related to acquisitions.


                                             AUDIT COMMITTEE
                                             Deborah A. Coleman, Chairperson
                                             Sasson Somekh
                                             Roy Vallee

Performance Graph

    The following graph compares the cumulative total return to stockholders of Synopsys' common stock from September 30, 1997 through October 31, 2002 to the cumulative total return of (1) the S&P 500 Index and (2) the S&P Information Technology Index (formerly known as the S&P Technology Sector Index) over the same period (assuming the investment of $100 in Synopsys' common stock and in each of the other indices, and reinvestment of all dividends). This section shall not constitute "soliciting material" nor shall it be deemed "filed" with the SEC, and is not to be incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent Synopsys specifically incorporates this section therein.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                     AMONG SYNOPSYS, INC., THE S&P 500 INDEX
                    AND THE S&P INFORMATION TECHNOLOGY INDEX





                               [PERFORMANCE GRAPH]






                      SYNOPSYS, INC.     S&P 500    S&P TECHNOLOGY
                                          INDEX         INDEX

 9/97                       100              100           100
 9/98                     78.38           109.05        113.81
 9/99                    132.13           139.37        204.30
10/00                     82.06           157.21        232.01
10/01                    110.59           118.06        105.93
10/02                     89.06           100.23         76.10

                      PROPOSAL TWO -- AMENDMENT TO EMPLOYEE
                              STOCK PURCHASE PLANS

Proposed Amendment

    At the Annual Meeting, the Company's stockholders will be asked to approve an increase in the total number of shares authorized under the Company's Employee Stock Purchase Plan and International Employee Stock Purchase Plan (the "Plans") of 1,800,000 shares.

Explanation

    The Plans permit employees of the Company and its subsidiaries to purchase the Company's Common Stock at a discounted price. The Plans are designed to encourage and assist a broad spectrum of the Company's employees to acquire an equity interest in the Company through the purchase of Common Stock. The Plans also are intended to provide to United States employees participating in the Plans the tax benefits available under Section 423 of the Internal Revenue Code of 1986, as amended. As of February 28, 2003, the last purchase date under the Plans, approximately 2,792 of approximately 4,090 eligible employees were participants in the Plans. As of February 28, 2003, an aggregate of 4,557,217 shares had been issued to employees under the Plans and 2,498,783 shares remained available for issuance.

    Management believes that maintaining a competitive employee stock purchase program is an important element in recruiting and retaining employees. The Plans are designed to more closely align the interests of employees and stockholders by encouraging employees to invest in the Company's securities, and to help employees share in the Company's success. Further, employee stock purchase plan gains have become an important part of overall compensation of employees.

    The Company is requesting authorization of additional shares under the Plans in order to preserve the current benefits of the Plans for employees and favorable accounting treatment for the Company. The Plans currently provide for enrollment periods of 24-months as described under "Description of Plans." Under current accounting rules, if (i) at the start of an enrollment period, the shares reserved for issuance under an employee stock purchase plan are insufficient to cover all shares issuable throughout that period, (ii) any shares sold during an enrollment period are authorized after the commencement of the enrollment period and (iii) on the authorization date the fair market value ("FMV") of the Common Stock is higher than the FMV at the beginning of the enrollment period, then the Company would be required to record a charge to earnings, which could be significant, for each subsequent quarter when the FMV on each semi-annual purchase date during the 24-month enrollment period was above the FMV on the enrollment date, to reflect the perceived compensatory element of the difference in FMV.

    The Company estimates, based on certain assumptions it considers reasonable, that enough shares are available under the Plans to cover purchases under the Plans by all current participants in all current 24-month enrollment periods. However, the Company believes that, under certain circumstances, it will need additional shares to cover purchases under the Plans by participants who may enroll in enrollment periods commencing between the Annual Meeting and the expected date of the 2004 Annual Meeting. Consequently, the Board of Directors has adopted, subject to stockholder approval, an amendment to the Plans to increase the aggregate number of shares issuable under the Plans by 1,800,000 shares in order to avoid any potential charge to earnings caused by a share shortfall discussed above. The Company believes that the assumptions it has used in estimating the need for additional shares are reasonable. Some of these assumptions, however, are based on factors that cannot be precisely predicted, including the future number of the Company's employees, the future price of the Company's Common Stock, the Company's overall salary levels and the participation rate in the Plans.

    Approval of the amendment to the Plans requires the affirmative vote of a majority of the votes cast at a duly held stockholders' meeting at which there is a quorum.

Recommendation

    As stated above, the Board of Directors believes that the proposed amendment to the Plans is important for employee retention and in the best interests of the Company and of its stockholders. Accordingly, the Board of Directors recommends a vote FOR approval of the increase in shares issuable under the Plans.

                              DESCRIPTION OF PLANS

    The following is a summary of the principal features of the Plans. The summary, however, does not purport to be a complete description of all of the provisions of the Plans. Any stockholder who wishes to obtain a copy of the actual plan documents may do so by written request to the Company's Secretary at the Company's executive offices.

    All regular employees, including executive officers and directors who are employees, customarily employed more than 20 hours per week and more than five months per year by the Company or a participating subsidiary, are eligible to participate in the Plans as of the first enrollment date following employment. Participants may elect to make contributions up to a maximum of 10% of base earnings. On the last trading date of each semi-annual purchase period, the Company applies the funds then in each participant's account to the purchase of shares. The purchase dates are the last trading day of February and August. The cost of each share purchased is 85% of the lower of the closing prices for the Company's Common Stock on (i) the first trading day in the enrollment period in which the purchase is made and (ii) the purchase date. The closing price of the Company's Common Stock as reported on the Nasdaq National Market on May 5, 2003 was $50.67 per share. The length of each enrollment period may not exceed 24 months. A new six-month offering period within each 24-month enrollment period commences each March 1 and September 1. Under the Plans, the maximum amount of payroll deductions by a participant during any semi-annual purchase period is $7,500, and no participant's right to acquire shares may accrue at a rate exceeding $25,000 of fair market value of Common Stock (determined as of the first business day in an enrollment period) in any calendar year. No single participant may acquire more than 2,000 shares, and all participants may not acquire more than 500,000 shares in the aggregate, on any semi-annual purchase date.

    The Plans are administered by the Compensation Committee, but routine matters are delegated to management. The Board of Directors may amend or terminate the Plans at any time and may adjust the purchase price and the number and kind of securities available under the Plans in the event of a reorganization, recapitalization, stock split, or other similar event. Amendments that would increase the number of shares reserved for purchase or that may be purchased by participants during any semi-annual purchase period, alter the purchase price formula to reduce the purchase price for shares under the Plans, materially increase the benefits to participants or materially modify the requirements for participation under the Plans require stockholder approval. Shares available under the Plans may be either outstanding shares repurchased by the Company or newly issued shares.

Federal Income Tax Consequences

    In general, participants who are citizens or residents of the United States ("U.S. Participants") will not have taxable income or loss under the Plans until they sell or otherwise dispose of shares acquired under the Plans. If the shares are held, as of the date of sale or disposition, for longer than both (i) two years after the beginning of the enrollment period during which the shares were purchased, and (ii) one year following purchase, a U.S. Participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

    If the shares are disposed of within either of the foregoing holding periods (a "disqualifying disposition"), a U.S. Participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the U.S. Participant will have taxable capital gain (or loss) measured by the difference between the sale price and the U.S. Participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held, as of the date of sale, for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income taxable to a U.S. Participant in a disqualifying disposition.

    The consequences to non-U.S. Participants are governed by foreign laws, which typically do not offer the same tax advantages as United States law.

Plan Benefits Table

    The following table shows the "Dollar Value" and number of shares purchased under the Plans by each of the named executive officers and the groups listed below during fiscal 2002. The "Dollar Value" is the difference between the fair market value of the stock at the date of purchase and the participant's purchase price for the stock.

                                  Plan Benefits
                          Employee Stock Purchase Plan
                 International Employee Stock Purchase Plan (1)

                                                             Number of
 Name                                                         Shares           Dollar
                                                             Purchased         Value
Aart J. de Geus..............................................   452              $5,461
   Chief Executive Officer and Chairman of the Board
Chi-Foon Chan................................................   452              $5,461
   President and Chief Operating Officer
Vicki L. Andrews.............................................   452              $5,461
   Senior Vice President, World Wide Sales
Steven K. Shevick...............................................452              $5,461
   Senior Vice President and Chief Financial Officer
Robert B. Henske (2)............................................452              $5,461
   Former Senior Vice President and Chief Financial Officer
Executive Officers as a group (6 persons).................... 2,260             $27,304

Non-employee directors as a group............................   -- (3)            --
Non-executive officer employees as a group..................625,681(4)       $7,106,074

------------

(1) Future benefits or amounts received cannot be calculated as they are dependent on each individual's decision as to the amount of salary to be deducted for stock purchases and the stock price in effect at the time of purchase.

(2)      Mr. Henske resigned from his position effective January 3, 2003.

(3)      Non-employee directors are not eligible to participate in the Plans.

(4) Represents all employees other than the executive officers of the Company.

                  PROPOSAL THREE -- RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

    The Audit Committee has appointed the firm of KPMG LLP, independent auditors, to audit the financial statements of Synopsys for fiscal 2003. KPMG LLP has audited Synopsys' consolidated financial statements since fiscal 1992. Stockholders are being asked to ratify the Audit Committee's selection of KPMG LLP as independent auditors.

    A KPMG LLP representative is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    Ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the votes cast at a duly held stockholders meeting at which there is a quorum.

Recommendation

    The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of KPMG to serve as Synopsys' independent auditors for fiscal 2003.

                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Exchange Act requires our directors, executive officers and greater than ten percent beneficial owners of our stock to file reports of ownership and changes in ownership with the SEC. Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish Synopsys with copies of all Section 16(a) reports they file.

    Based solely on its review of the copies of the Forms 3, 4 and 5 received and/or written representations from certain reporting persons, Synopsys believes that each of its directors, executive officers and greater than ten percent beneficial owners of its stock during the fiscal 2002 have complied with all filing requirements applicable to such persons.

Annual Report on Form 10-K

    A copy of our Annual Report on Form 10-K for fiscal 2002, as amended, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The letter to stockholders attached to the Annual Report is not incorporated into this Proxy Statement and shall not be considered proxy solicitation material.

Date for Receipt of Stockholder Proposals

    We know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy intend to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

    Synopsys stockholders who intend to present one or more proposals at our 2004 Annual Meeting of Stockholders, including nominations to the Board of Directors of persons other than those nominated by the Board, must notify Synopsys no later than February 9, 2004 in order that they may be timely under our Bylaws and may be considered for inclusion in the proxy statement and proxy relating to that meeting; provided that, if the date of our 2004 Annual Meeting of Stockholders is changed by more than 30 days, such notice must be delivered to Synopsys a reasonable time before the solicitation is made. A stockholder's notice to Synopsys must include, with respect to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the matter and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder, as they appear on our books, (iii) the number of shares beneficially owned by the stockholder, (iv) any material interest of the stockholder in the proposal, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. Nominations of persons to the Board of Directors must include, with respect to each nomination and the nominating stockholder, (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of Synopsys which are beneficially owned by such person, (d) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (e) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required under the Exchange Act.

    Notwithstanding the foregoing, the stockholder must also provide notice as required by the Exchange Act and the applicable regulations thereunder. The chairman of the Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

                                                    THE BOARD OF DIRECTORS


Dated: May 9, 2003

                                   Appendix A

  Charter for the Audit Committee of the Board of Directors of Synopsys, Inc.

                           (revised December 9, 2002)

                                     PURPOSE

         The Audit Committee is appointed by the Board of Directors of Synopsys, Inc. (the "Company") to assist the Board in fulfilling its financial oversight responsibilities relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit services function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the evaluation of enterprise risk issues; and (vi) the fulfillment of the other responsibilities set out herein and as the Board of Directors may from time to time prescribe.

                            MEMBERSHIP AND MEETINGS

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence requirements of the Nasdaq National Market of the National Association of Securities Dealers, Inc. and the rules of the Securities and Exchange Commission ("SEC") and one of whom shall be designated by the Board as Chairperson. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of appointment. Additionally, at least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

         The Audit Committee shall meet at least four times annually.


                           RESPONSIBILITIES AND DUTIES

Audit/ Internal Controls

1. Meet with the outside auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the outside auditors.

2. Meet with the representatives of the Company's independent auditors, both with and without members of management present. Among the items to be discussed in these meetings are the outside auditors' evaluation of the Company's financial and accounting personnel and the cooperation that the outside auditors receive during the course of the audit.

3. Review with the outside auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the internal controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

4. The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered in connection with the annual audit or otherwise and any management letter provided by the auditors and the Company's response to that letter. Such review shall address any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreements with management regarding generally accepted accounting principles and other matters, material adjustments to the financial statements recommended by the independent auditors and adjustments that were proposed but "passed," regardless of materiality.

5. Oversee the internal audit function of the Company, including consultation with the internal auditor to determine areas for review and audit, review of the internal audit group budget and activities of the internal audit function, review of significant reports prepared by the internal audit department together with management's response and follow-up to these reports, and the coordination of the internal audit program with the independent auditors, with particular attention to the balance between independent and internal auditing resources. The Committee shall meet privately with the internal auditor as necessary. The Committee shall annually review the experience and qualifications of the senior members of the internal auditors and the quality control procedures of the internal auditors.

6. Discuss periodically policies for risk assessments and risk management with members of the Treasury and Internal Audit groups.

Financial Statements

7. Review and discuss with management and outside auditors the press release and conference call regarding the annual financial statements and earnings guidance.

8. Review with management and the outside auditors the Company's annual financial statements. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Accounting Standards 61. Based on such review and discussion, the Committee shall make a determination whether to recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

Outside Auditors

     9. The Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors. The Committee shall review the performance of the Company's independent auditors annually. In doing so, the Committee shall consult with management and shall obtain and review a report by the independent auditors describing their internal control procedures, issues raised by their most recent internal quality control review, or peer review (if applicable), or by any inquiry or investigation by governmental or professional authorities for the preceding five years and the response of the independent auditors. The Committee shall consider whether it is appropriate to adopt a policy of rotating independent auditors on a periodic basis.

10. The Audit Committee shall pre-approve audit and non-audit services provided to the Company by the independent auditors (or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible).

11. Receive from outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company, consistent with the Independence Standards Board Standard 1, and actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors and take or recommend that the full Board take appropriate action to oversee the independence of the auditors.

Charter

12. Review and reassess the adequacy of this Charter once each year. Periodically evaluate the Audit Committee's performance and measure against best practices.

13. Have this Charter published in the proxy materials relating to Annual Meetings of Stockholders at least once every three years in accordance with SEC regulations.

Other Responsibilities

14. The Committee shall review annually a summary of compliance with the Company's Code of Ethics and Business Conduct.

15. The Committee shall approve procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16. The Committee shall meet periodically and separately with the General Counsel and other appropriate legal staff of the Company to review material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

17. The Committee shall review periodically with management, the independent auditors the effect of new or proposed regulatory and accounting initiatives on the Company's financial statements and other public disclosures.

18. The Committee shall approve or ratify all transactions between the Company and an executive officer or director other than (A) grants of stock options made by the Board or any committee thereof or pursuant to an automatic grant plan or (B) payment of compensation authorized by the Board or any committee thereof and shall review periodically, but no less frequently than annually, a summary of such transactions.

19. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and advisors for this purpose if, in its judgment, that is appropriate.

20. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

21. Maintain minutes of meetings and submit such minutes to, or review the matters discussed at each such meeting with, the Board of Directors.

22. Take such other actions as may be necessary or appropriate under the rules of the SEC or the National Association of Securities Dealers.




                                  COMPENSATION

         Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors at its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

         Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

                                 Appendix -B-1

                                 SYNOPSYS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


                (As amended on August 1, 1999, January 11, 2001,
              March 8, 2000, February 28, 2001 and April 24, 2003)


I.       PURPOSE

         The Synopsys, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide Eligible Employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through the periodic application of their payroll deductions to the purchase of shares of the Company's common stock.

II.      DEFINITIONS

         For purposes of plan administration, the following terms shall have the meanings indicated.

         Base Salary means all compensation paid as wages, salaries, commissions, overtime, and bonuses (other than bonuses subject to repayment as a result of a specified future event), but excluding all of the following items (even if included in taxable income): reimbursements, car allowances or other expense allowances, severance pay, fringe benefits (cash and noncash), moving expenses, deferred compensation, income attributable to stock options, restricted stock grants, SARs and other equity-related incentive programs, and welfare benefits.

         Code means the Internal Revenue Code of 1986, as amended from time to time.

         Company means Synopsys, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Synopsys, Inc. which shall by appropriate action adopt the Plan.

         Common Stock means shares of the Company's common stock.

         Corporate Stock means shares of the Company's common stock.

         Corporate Affiliate means any company which is a parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

         Effective Date means the first day of the initial offering period scheduled to commence upon the later of (i) February 1, 1992 or (ii) the effective date of the S-8 Registration Statement covering the share of Common Stock issuable under the Plan. However, for any Corporate Affiliate which becomes a participating Company in the Plan after the first day of the initial offering period, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

         Eligible Employee means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under
Section 3121(a) of the Code.

         Enrollment Date has the meaning ascribed to it in Section V.A.

         Participant means any Eligible Employee of a Participating Company who is actively participating in the Plan.

         Participating Company means the Company and such Corporate Affiliate or Affiliates as may be designated from time to time by the Board.

         Semi-Annual Entry Date means (i) during 1999 and each preceding calendar year within an offering period in effect under the Plan, the first business day of May and the first business day of November and (ii) during 2000 and all subsequent calendar years within an offering period under the Plan, the first business day of March and the first business day of September. The earliest Semi-Annual Entry Date under the Plan shall be November 2, 1992.

         Semi-Annual Period of Participation means each period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) periods of participation within each offering period. Except as otherwise designated by the Plan Administrator, each such period shall commence on the applicable Semi-Annual Entry Date.

         Semi-Annual Purchase Date means (i) during 1999 and each preceding year on which shares of Common Stock are automatically purchased for Participants under the Plan, the last business day of April and October, and (ii) during 2000 and each subsequent year on which shares of Common Stock are automatically purchased for Participants under the Plan, the last business day of February and August.

III. ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company or a committee that will satisfy Rule 16b-3 of the Securities and Exchange Commission, as in effect with respect to the Company from time to time (in either case, the "Board"). The Board may from time to time select a committee or persons (the "Plan Administrator") to be responsible for any transactions not subject to Rule 16b-3. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 of the Code, the Plan Administrator may administer, interpret and amend the Plan in any manner it believes to be desirable (including amendments to outstanding options/purchase rights and the designation of a brokerage firm at which accounts for the holding of shares purchased under the Plan must be established by each employee desiring to participate in the Plan), and any such interpretation shall be final and binding on all parties who have an interest in the Plan; provided, however, that the Plan Administrator may not, without the approval of the Company's Board, (i) increase the number of shares issuable under the Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Semi-Annual Period of Participation under the Plan, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;(ii) alter the purchase price formula so as to reduce the purchase price payable for the shares issuable under the Plan; or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan

IV.      OFFERING PERIODS

         The Plan shall be implemented in a series of offering periods. Each offering period shall be of a duration of twenty-four (24) months or less as designated by the Plan Administrator prior to the start date of any offering period, except that offering periods that include the Semi-Annual Entry Date on November 1, 1999 shall be of a duration of twenty-two (22) months. Within each offering period, there shall be a maximum of four (4) Semi-Annual Periods of Participation.

V.       ELIGIBILITY AND PARTICIPATION

         A. Each Eligible Employee will be automatically enrolled in the Plan in the offering period that begins on the first Semi-Annual Entry Date following the commencement of employment; thereafter, any Eligible Employee may enroll or re-enroll in the Plan in the offering period that begins as of any Semi-Annual Entry Date, or such other days as may be established by the Board from time to time (each, an "Enrollment Date"). To participate, an Eligible Employee must complete, sign, and submit to the Company an enrollment form prescribed by the Plan Administrator. Any enrollment form received by the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Plan Administrator from time to time, will be effective on that Enrollment Date. Enrollment or re-enrollment by a Participant in the Plan on an Enrollment Date will constitute the grant by the Company to the Participant of an option to purchase shares of Common Stock from the Company under the Plan. At the end of each offering period, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in the offering period that begins on the Enrollment Date immediately following the date on which the option expires. Furthermore, except as may otherwise be determined by the Plan Administrator, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in each offering period that begins on an Enrollment Date on which the fair market value per share of the Company's Common Stock is lower than the fair market value per share of the Company's Common Stock on the Enrollment Date for the offering period in which the Participant is then enrolled. Notwithstanding anything in the Plan to the contrary, if the fair market value (the "Authorization Date FMV") on the date (the "Authorization Date") on which additional shares of Common Stock are authorized for issuance hereunder by the Company's shareholders is higher than the fair market value at the beginning of any Offering Period that commenced prior to the Authorization Date, then, with respect to any of such authorized shares available to be issued on Purchase Dates relating to such Offering Period, the Authorization Date FMV shall be used instead of the fair market value on the Enrollment Date for the purposes of the preceding sentence, provided that the Plan Administrator, in its discretion, may waive application of this sentence with respect to the first Purchase Date occurring after the Authorization Date.

         B. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be zero percent (0%) or any whole multiple of one percent (1%) of the Base Salary paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire Semi-Annual Period of Participation and for each successive Semi-Annual Period of Participation unless (i) the Participant shall change the rate for a subsequent Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator prior to the commencement of that Semi-Annual Period of Participation or (ii) the Participant shall change the rate within a Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator. The new rate shall become effective as soon as practicable following the filing of such form. A Participant may not increase or decrease the deduction rate more than once per Semi-Annual Period of Participation in addition to fixing the rate at the beginning of the Semi-Annual Period of Participation. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Article VII below.

         C. In no event may any Participant's payroll deductions for any one Semi-Annual Period of Participation exceed Seven Thousand Five Hundred Dollars ($7,500.00).

VI.      STOCK SUBJECT TO PLAN

         A. The Common Stock purchasable by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of the Common Stock or from shares of Common Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 8,850,000 shares, less any shares sold under the Synopsys, Inc. International Employee Stock Purchase Plan (subject to adjustment under Section VI.B below), subject to stockholder approval at the 2003 Annual Meeting of Stockholders.

         B. In the event any change is made to the Company's outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of the Plan, (ii) the class and maximum number of shares purchasable per Participant during each Semi-Annual Period of Participation, (iii) the class and maximum number of shares purchasable in the aggregate by all Participants on any one purchase date under the Plan and (iv) the class and number of shares and the price per share of the Common Stock subject to each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

VII. PURCHASE RIGHTS

         An Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

         Purchase Price. Common Stock shall be issuable on each Semi-Annual Purchase Date at a purchase price equal to 85 percent of the lower of (i) the fair market value per share on the Participant's Enrollment Date or (ii) the fair market value per share on the Semi-Annual Purchase Date. Notwithstanding anything in the Plan to the contrary, if the Authorization Date FMV is higher than the fair market value at the beginning of any Offering Period that commenced prior to the Authorization Date, then, with respect to any of such authorized shares available to be issued on Purchase Dates relating to such Offering Period, the Authorization Date FMV shall be used instead of the fair market value on the Enrollment Date for the purposes of clause (i) of the preceding sentence, provided that the Plan Administrator, in its discretion, may waive application of this sentence with respect to the first Purchase Date occurring after the Authorization Date.

         Valuation. For purposes of determining the fair market value per share of Common Stock on any relevant date, the following procedures shall be in effect:

                  (i) If such fair market value is to be determined on any date on or after the date the Common Stock is first registered under Section 12(g) of the Securities Exchange Act of 1934, then the fair market value shall be the closing selling price on that date, as officially quoted on the Nasdaq National Market System. If there is no quoted selling price for such date, then the closing selling price on the next preceding day for which there does exist such a quotation shall be determinative of fair market value.

                  (ii) If such fair market value is to be determined on any date prior to the time of such Section 12(g) registration of the Common Stock, then the fair market value of the Common Stock on such date shall be determined by the Plan Administrator, after taking into account such factors as the Plan Administrator deems appropriate.

         Number of Purchasable Shares. The number of shares purchasable per Participant on each Semi-Annual Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the corresponding Semi-Annual Period of Participation by the purchase price in effect for the Semi-Annual Purchase Date. However, no Participant may, during any Semi-Annual Purchase Period, purchase more than 2,000 shares of Common Stock, subject to periodic adjustment under Section VI.B.

         Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

         Payment. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the Participant's Enrollment Date and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period.

         The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

         Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                  (i) A Participant may, at any time prior to the last five (5) business days of the Semi-Annual Period of Participation, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator. No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date. If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation.

                  (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which such terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan in accordance with Section V.A.

                  (iii) Should a Participant cease to remain an Eligible Employee while his/her purchase right remains outstanding or should there otherwise occur a change in such individual's employee status so that he/she is no longer an Eligible Employee while holding such purchase right, then such purchase right shall immediately terminate upon such termination of service or change in status and all sums previously collected from the Participant during the Semi-Annual Period of Participation in which the purchase right so terminates shall be promptly refunded to the Participant. However, should the Participant die or become permanently disabled while in service or should the Participant cease employment by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or the laws of inheritance) shall have the election, exercisable up until the end of the Semi-Annual Period of Participation in which the Participant dies or becomes permanently disabled or in which the leave of absence commences, to (i) withdraw all the funds credited to the Participant's account at the time of his/her cessation of service or at the commencement of such leave or (ii) have such funds held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. If no such election is made, then such funds shall automatically be held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. In no event, however, shall any further payroll deductions be added to the Participant's account following his/her cessation of service or the commencement of such leave. Should the Participant return to active service following a leave of absence, then his/her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to service occurs prior to the end of the offering period in which such leave began. For purpose of the Plan: (i) the Participant shall be considered to remain in service for so long as such Participant remains in the active employ of the Company or one or more other Participating Companies and (ii) the Participant shall be deemed to be permanently disabled if he/she is unable to engage in any substantial gainful employment, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months.


         Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded or set aside for refund in accordance with the "Termination of Purchase Right" provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date of Participation to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares set forth above) at the purchase price in effect for such Semi-Annual Period of Participation. Any payroll deductions not applied to such purchase (a) because they are not sufficient to purchase a whole share or (b) by reason of the limitation on the maximum number of shares purchasable by the Participant for that Semi-Annual Period of Participation shall be promptly refunded to the Participant.


         Proration of Purchase Rights. Not more than 500,000 shares of Common Stock, subject to periodic adjustment under Section VI.B, may be purchased in the aggregate by all Participants on any one Semi-Annual Purchase Date. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares purchasable in the aggregate on such date or
(ii) the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and non-discriminatory basis, and the payroll deductions for each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

         Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

         Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

         Change in Ownership. Should the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of:

                  (i) a sale, merger or other reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated), or

                  (ii) a reverse merger in which the Company is the surviving corporation but in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the reverse merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or reverse merger by applying the payroll deductions of each Participant for the Semi-Annual Period of participation in which such transaction occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the fair market value of the Common Stock on the Participant's Enrollment Date for the offering period in which such transaction occurs or (ii) the fair market value of the Common Stock immediately prior to the consummation of such transaction. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Enrollment Date for the offering period is other than the start date of such offering period, be less than the fair market value of the Common Stock on such start date.

         The Company shall use its best efforts to provide at least ten (10) days' advance written notice of the occurrence of any such sale, merger, reorganization or reverse merger, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

VIII. ACCRUAL LIMITATIONS

         A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (I) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (II) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

         B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

                  (i) The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each semi-annual installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

                  (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Common Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

                  (iii) If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

         C. In the event there is any conflict between the provisions of this
Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

IX.      STATUS OF PLAN UNDER FEDERAL TAX LAWS

         The Plan is designed to qualify as an employee stock purchase plan under Code Section 423.

X.       AMENDMENT AND TERMINATION

         A. The Board may amend, alter, suspend, discontinue, or terminate the Plan at any time, including amendments to outstanding options/purchase rights. However, the Board may not, without the approval of the Company's stockholders:

                  (i) increase the number of shares issuable under the Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Semi-Annual Period of Participation under the Plan, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;

                  (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares issuable under the Plan; or

                  (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

         B. The Board may elect to terminate any or all outstanding purchase rights at any time. In the event the Plan is terminated, the Board may also elect to terminate outstanding purchase rights either immediately or upon completion of the purchase of shares on the next Semi-Annual Purchase Date, or may elect to permit purchase rights to expire in accordance with their terms (and participation to continue through such expiration dates). If purchase rights are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible.

XI.      GENERAL PROVISIONS

         A. The Plan shall become effective on the designated Effective Date, provided that no offering period shall commence, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Common Stock are listed and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such Company compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force of effect.

                                  Appendix B-2

                                 SYNOPSYS, INC.

                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                (As amended on August 1, 1999, January 11, 2001,
              March 8, 2000, February 28, 2001 and April 24, 2003)


I.       PURPOSE

         The Synopsys, Inc. International Employee Stock Purchase Plan (the "Plan") is intended to provide Eligible Employees of designated subsidiaries of the Company with the opportunity to acquire a proprietary interest in the Company through the periodic application of their payroll deductions to the purchase of shares of the Company's common stock.

II.      DEFINITIONS

         For purposes of plan administration, the following terms shall have the meanings indicated:

         Base Salary means all compensation paid as wages, salaries, commissions, overtime, and bonuses (other than bonuses subject to repayment as a result of a specified future event), but excluding all of the following items (even if included in taxable income): reimbursements, car allowances or other expense allowances, severance pay, fringe benefits (cash and noncash), moving expenses, deferred compensation, income attributable to stock options, restricted stock grants, SARs and other equity-related incentive programs, and welfare benefits.

         Code means the Internal Revenue Code of 1986, as amended from time to time.

         Company means Synopsys, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Synopsys, Inc. which shall by appropriate action adopt the Plan.

         Common Stock means shares of the Company's common stock.

         Corporate Affiliate means any company which is a parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

         Effective Date means the first day of the initial offering period scheduled to commence on May 3, 1993. However, for any Subsidiary which becomes a Participating Subsidiary in the Plan after the first day of the initial offering period, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

         Eligible Employee means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to any Participating Subsidiary for earnings considered wages under Section 3121(a) of the Code, but shall not include persons prohibited by the laws of the nation of their residence or employment from participating in the Plan.

         Enrollment Date has the meaning ascribed to it in Section V.A.

         Participant means any Eligible Employee of a Participating Subsidiary who is actively participating in the Plan.

         Participating Subsidiary means a Subsidiary of the Company that has been designated as a Participating Subsidiary by the Board.

         Semi-Annual Entry Date means (i) during 1999 and each preceding calendar year within an offering period in effect under the Plan, the first business day of May and the first business day of November and (ii) during 2000 and all subsequent calendar years within an offering period under the Plan, the first business day of March and the first business day of September. The earliest Semi-Annual Entry Date under the Plan shall be May 3, 1993.

         Semi-Annual Period of Participation means each period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) periods of participation within each offering period. Except as otherwise designated by the Plan Administrator, each such period shall commence on the applicable Semi-Annual Entry Date.

         Semi-Annual Purchase Date means (i) during 1999 and each preceding year on which shares of Common Stock are automatically purchased for Participants under the Plan, the last business day of April and October, and (ii) during 2000 and each subsequent year on which shares of Common Stock are automatically purchased for Participants under the Plan, the last business day of February and August.

         Subsidiary shall mean any corporation described in Section 425(e) or
(f) of the Code.

III. ADMINISTRATION

         The Plan shall be administered by the Board of Directors or a committee that will satisfy Rule 16b-3 of the Securities and Exchange Commission, as in effect with respect to the Company from time to time (in either case, the "Board"). The Board may from time to time select a committee or persons (the "Plan Administrator") to be responsible for any transactions not subject to Rule 16b-3. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 of the Code, the Plan Administrator may administer, interpret and amend the Plan in any manner it believes to be desirable (including amendments to outstanding options/purchase rights and the designation of a brokerage firm at which accounts for the holding of shares purchased under the Plan must be established by each employee desiring to participate in the Plan), and any such interpretation shall be final and binding on all parties who have an interest in the Plan; provided, however, that the Plan Administrator may not, without the approval of the Company's Board, (i) increase the number of shares issuable under the Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Semi-Annual Period of Participation under the Plan, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;(ii) alter the purchase price formula so as to reduce the purchase price payable for the shares issuable under the Plan; or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan

IV.      OFFERING PERIODS

         The Plan shall be implemented in a series of offering periods. Each offering period shall be of a duration of twenty-four (24) months or less as designated by the Plan Administrator prior to the start date of any offering period, except that offering periods that include the Semi-Annual Entry Date on November 1, 1999 shall be of a duration of twenty-two (22) months. Within each offering period, there shall be a maximum of four (4) Semi-Annual Periods of Participation.

V.       ELIGIBILITY AND PARTICIPATION

         A. Each Eligible Employee of a Participating Subsidiary shall be eligible to participate in the Plan in accordance with the following provisions:

                  - The Board may at any time designate one or more Subsidiaries as participating in the Plan. The names of all Participating Subsidiaries shall be shown on Exhibit A to the Plan, which shall be amended from time to time to reflect additions and deletions of Participating Subsidiaries; failure to show a Participating Subsidiary on Exhibit A shall not, however, prevent otherwise eligible employees of that Subsidiary from participating in the Plan. No Subsidiary participating in the Company's Employee Stock Purchase Plan effective May 3, 1993 may be designated for participation in the Plan.

                  - Each Eligible Employee will be automatically enrolled in the Plan in the offering period that begins on the first Semi-Annual Entry Date following the commencement of employment; thereafter, any Eligible

         Employee may enroll or re-enroll in the Plan in the offering period that begins as of any Semi-Annual Entry Date, or such other days as may be established by the Board from time to time (each, an "Enrollment Date"). To participate, an Eligible Employee must complete, sign, and submit to the Company an enrollment form prescribed by the Plan Administrator. Any enrollment form received by the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Plan Administrator from time to time, will be effective on that Enrollment Date. Enrollment or re-enrollment by a Participant in the Plan on an Enrollment Date will constitute the grant by the Company to the Participant of an option to purchase shares of Common Stock from the Company under the Plan. At the end of each offering period, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in the offering period that begins on the Enrollment Date immediately following the date on which the option expires. Furthermore, except as may otherwise be determined by the Plan Administrator, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in each offering period that begins on an Enrollment Date on which the fair market value per share of the Company's Common Stock is lower than the fair market value per share of the Company's Common Stock on the Enrollment Date for the offering period in which the Participant is then enrolled. Notwithstanding anything in the Plan to the contrary, if the fair market value (the "Authorization Date FMV") on the date (the "Authorization Date") on which additional shares of Common Stock are authorized for issuance hereunder by the Company's shareholders is higher than the fair market value at the beginning of any Offering Period that commenced prior to the Authorization Date, then, with respect to any of such authorized shares available to be issued on Purchase Dates relating to such Offering Period, the Authorization Date FMV shall be used instead of the fair market value on the Enrollment Date for the purposes of the preceding sentence, provided that the Plan Administrator, in its discretion, may waive application of this sentence with respect to the first Purchase Date occurring after the Authorization Date.


                  - An individual who becomes an Eligible Employee immediately following termination of such employee's participation in the Synopsys, Inc. Employee Stock Purchase Plan shall, for purposes of participation in the Plan, have a deemed Enrollment Date corresponding to such employee's most recent Enrollment Date under the Synopsys, Inc. Employee Stock Purchase Plan.

         B. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be zero percent (0%) or any whole multiple of one percent (1%) of the Base Salary paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire Semi-Annual Period of Participation and for each successive Semi-Annual Period of Participation unless (i) the Participant shall change the rate for a subsequent Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator prior to the commencement of that Semi-Annual Period of Participation or (ii) the Participant shall change the rate within a Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator. The new rate shall become effective as soon as practicable following the filing of such form. A Participant may not increase or decrease the deduction rate more than once per Semi-Annual Period of Participation in addition to fixing the rate at the beginning of the Semi-Annual Period of Participation. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Article VII below.

         C. In no event may any Participant's payroll deductions for any one Semi-Annual Period of Participation exceed Seven Thousand Five Hundred Dollars ($7,500.00) calculated on the Purchase Date following conversion of accumulated withholdings into U.S. Dollars.

         D. It is intended that all eligible employees shall have substantially equivalent rights and privileges with respect to the Plan; notwithstanding any other provision of the Plan, however, the Plan Administrator may make such changes in the terms of eligibility and participation from Subsidiary to Subsidiary that it determines, in its discretion, to be necessary or desirable to reflect or comply with local laws or conditions.

VI.      STOCK SUBJECT TO PLAN

         A. The Common Stock purchasable by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of the Common Stock or from shares of Common Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 8,850,000 shares, less any shares sold under the Synopsys, Inc. Employee Stock Purchase Plan (subject to adjustment under Section VI.B below), subject to stockholder approval at the 2003 Annual Meeting of Stockholders

         B. In the event any change is made to the Company's outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of the Plan, (ii) the class and maximum number of shares purchasable per Participant during each Semi-Annual Period of Participation, (iii) the class and maximum number of shares purchasable in the aggregate by all Participants on any one purchase date under the Plan and (iv) the class and number of shares and the price per share of the Common Stock subject to each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

VII. PURCHASE RIGHTS

         An Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive installments during such offering period, upon the terms and conditions set forth below and shall execute such agreements and documents embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

         Purchase Price. Common Stock shall be issuable on each Semi-Annual Purchase Date at a purchase price equal to eighty-five percent (85%) of the lower of (i) the fair market value per share on the Participant's Enrollment Date or (ii) the fair market value per share on the Semi-Annual Purchase Date. Notwithstanding anything in the Plan to the contrary, if the Authorization Date FMV is higher than the fair market value at the beginning of any Offering Period that commenced prior to the Authorization Date, then, with respect to any of such authorized shares available to be issued on Purchase Dates relating to such Offering Period, the Authorization Date FMV shall be used instead of the fair market value on the Enrollment Date for the purposes of clause (i) of the preceding sentence, provided that the Plan Administrator, in its discretion, may waive application of this sentence with respect to the first Purchase Date occurring after the Authorization Date.


         Valuation. The fair market value per share of Common Stock on any relevant date shall be the closing selling price of the Common Stock on that date, as officially quoted on the Nasdaq National Market System. If there is no quoted selling price for such date, then the closing selling price on the next preceding day for which there does exist such a quotation shall be determinative of fair market value.

         Number of Purchasable Shares. The number of shares purchasable per Participant on each Semi-Annual Purchase Date shall be the number of whole shares obtained by dividing the amount collected, after conversion into U.S. Dollars on the Purchase Date, from the Participant through payroll deductions during the corresponding Semi-Annual Period of Participation by the purchase price in effect for the Semi-Annual Purchase Date. However, no Participant may, during any one Semi-Annual Purchase Period, purchase more than 2,000 shares of Common Stock, subject to periodic adjustment under Section VI.B.

         Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

         Payment; Withholding. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the Participant's Enrollment Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amounts so collected shall be credited to the Participant's book account under the Plan in local currency, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and/or any Participating Subsidiary and may be used for general corporate purposes. Upon disposition of shares acquired by exercise of purchase right, the Participant shall pay, or make provision adequate to the Company and the Participating Subsidiary for payment of, all federal, state, and other tax (and similar) withholdings that the Company or the Participating Subsidiary determines, in its discretion, are required due to the disposition, including any such withholding that the Company or the Participating Subsidiary determines, in its discretion, is necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the disposition. A Participant shall make such similar provisions for payment that the Company or the Participating Subsidiary determines, in its discretion, are required due to the exercise of purchase right, including such provisions as are necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the exercise of purchase right.

         Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                           (i) A Participant may, at any time prior to the last
                  five (5) business days of the Semi-Annual Period of Participation, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator. No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date. If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation.

                           (ii) The termination of such purchase right shall be
                  irrevocable, and the Participant may not subsequently rejoin the offering period for which such terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must enroll in the Plan in accordance with Section V.A.

                           (iii) Should a Participant cease to remain an
                  Eligible Employee while his/her purchase right remains outstanding or should there otherwise occur a change in such individual's employee status so that he/she is no longer an Eligible Employee while holding such purchase right, then such purchase right shall immediately terminate upon such termination of service or change in status and all sums previously collected from the Participant during the Semi-Annual Period of Participation in which the purchase right so terminates shall be promptly refunded to the Participant. However, should the Participant die or become permanently disabled while in service or should the Participant cease employment by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or the laws of inheritance) shall have the election, exercisable up until the end of the Semi-Annual Period of Participation in which the Participant dies or becomes permanently disabled or in which the leave of absence commences, to (i) withdraw all the funds credited to the Participant's account at the time of his/her cessation of service or at the commencement of such leave or (ii) have such funds held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. If no such election is made, then such funds shall automatically be held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. In no event, however, shall any further payroll deductions be added to the Participant's account following his/her cessation of service or the commencement of such leave; provided, however, that if a Participant's employment is terminated because of a transfer of employment to the Company or any subsidiary of the Company other than a Participating Subsidiary, any outstanding purchase right shall not terminate until the occurrence of the earlier of (x) the last Semi-Annual Purchase Date in the offering period or (y) enrollment of the Participant in the Company's Employee Stock Purchase Plan. While a purchase right remains outstanding, the Company or other subsidiary to which the participant is transferred shall effect payroll deductions authorized by the Participant and shall remit them to the Participating Subsidiary that employed the Participant at the time of the transfer for purposes of acquiring shares of Common Stock under the Plan. Following approval by the Company and the Participating Subsidiary, the Participant may, in lieu of payroll deduction, pay a corresponding amount to the Participating Subsidiary if such amount is received on or before the relevant Purchase Date. Should the Participant return to active service following a leave of absence, then his/her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to service occurs prior to the end of the offering period in which such leave began. For purpose of the
                  Plan: (i) the Participant shall be considered to remain in service for so long as such Participant remains in the active employ of the Company or one or more other Participating Subsidiaries and (ii) the Participant shall be deemed to be permanently disabled if he/she is unable to engage in any substantial gainful employment, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve
                  (12) months.

         Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded or set aside for refund in accordance with the Termination of Purchase Right provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions after conversion to U.S. Dollars for the Semi-Annual Period of Participation ending on such semiannual Purchase Date to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares as set forth above) at the purchase price in effect for such Semi-Annual Period of Participation. Any payroll deductions not applied to such purchase (a) because they are not sufficient to purchase a whole share or (b) by reason of the limitation on the maximum number of shares purchasable by the Participant for that Semi-Annual Period of Participation shall be promptly refunded to the Participant.

         Proration of Purchase Rights. Not more than 500,000 shares of Common Stock, subject to periodic adjustment under Section VI.B, may be purchased in the aggregate by all participants under the Plan and under the Synopsys, Inc. Employee Stock Purchase Plan on any one Semi-Annual Purchase Date. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares purchasable in the aggregate on such date or
(ii) the number of shares then available for issuance under the Plan and the Synopsys, Inc. Employee Stock Purchase Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and non-discriminatory basis (including, to the extent practicable vis a vis participants in the Synopsys, Inc. Employee Stock Purchase Plan) and the payroll deductions for each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

         Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance; with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions, or other rights for which the record date is prior to the date of such purchase.

         Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

         Change in Ownership. Should the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of:

                           (i) a sale, merger or other reorganization in which
                  the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated), or

                           (ii) a reverse merger in which the Company is the
                  surviving corporation but in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the reverse merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or reverse merger by applying the payroll deductions of each Participant, after conversion into U.S. Dollars on the date of purchase, for the Semi-Annual Period of Participation in which such transaction occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the fair market value of the Common Stock on the Participant's Enrollment Date into the offering period in which such transaction occurs or (ii) the fair market value of the Common Stock immediately prior to the consummation of such transaction. However, the applicable share limitations of Sections VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Enrollment Date for the offering period is other than the start date of such offering period, be less than the fair market value of the Common Stock on such start date.

                  The Company shall use its best efforts to provide at least ten
(10) days' advance written notice of the occurrence of any such sale, merger, reorganization or reverse merger, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

VIII. ACCRUAL LIMITATIONS

         A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Corporate Affiliates would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

         B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

                           (i) The right to acquire Common Stock under each such
                  purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each semi-annual installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

                           (ii) No right to acquire Common Stock under any
                  outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Common Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

                           (iii) If by reason of such accrual limitations, any
                  purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

         C. In the event there is any conflict between the provisions of this
Section VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Section VIII shall be controlling.

IX.      AMENDMENT AND TERMINATION

         A. The Board may amend, alter, suspend, discontinue, or terminate the Plan at any time, including amendments to outstanding options/purchase rights. However, the Board may not, without the approval of the Company's stockholders:

                           (i) increase the number of shares issuable under the
                  Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Semi-Annual Period of Participation under the Plan, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;

                           (ii) alter the purchase price formula so as to reduce
                  the purchase price payable for the shares issuable under the Plan; or

                           (iii) materially increase the benefits accruing to
                  Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

         B. The Board may elect to terminate any or all outstanding purchase rights at any time. In the event the Plan is terminated, the Board may also elect to terminate outstanding purchase rights either immediately or upon completion of the purchase of shares on the next Semi-Annual Purchase Date, or may elect to permit purchase rights to expire in accordance with their terms (and participation to continue through such expiration dates). If purchase rights are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible.


X.       GENERAL PROVISIONS

         A. The Plan shall become effective on the date on which it is adopted by the Board, provided the Company has complied with all applicable requirements established by law or regulation.

         B. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

         C. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

         D. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

         E. If the Plan Administrator in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Plan Administrator so elects, each Participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section VII.

 Schedule A


                           Companies Participating in
                      International Employee Stock Purchase
                                      Plan


Name                                              Jurisdiction of Incorporation
----                                              -----------------------------
Avant! Software & Development Centre
   (India) Private Limited                                  India
InSilicon Canada Corporation                               Canada
InSilicon Canada Holdings ULC                              Canada
InSilicon Canada Ltd.                                      Canada
Nihon Synopsys KK                                           Japan
Numerical Technologies Canada Inc.                         Canada
Synopsys Denmark ApS                                      Denmark
Numerical Nova Scotia Company                              Canada
Numerical Subwavelength Technologies BV               Netherlands
Synopsys SARL                                              France
Synopsys Finland OY                                       Finland
Synopsys GmbH                                             Germany
Synopsys (India) Private Ltd.                               India
Synopsys (India) EDA Software Private Limited               India
Synopsys International Limited                            Ireland
Synopsys Ireland Limited                                  Ireland
Synopsys Ireland Resources                                Ireland
Synopsys Israel Limited                                    Israel
Synopsys Italia, SRL                                        Italy
Synopsys Korea, Inc.                                        Korea
Synopsys (Northern Europe) Ltd.                    United Kingdom
Synopsys Scandinavia AB                                    Sweden
Synopsys Singapore Pte. Ltd.                            Singapore
Synopsys Taiwan Limited                                    Taiwan

                            [PROXY CARD: FRONT SIDE]

                                 SYNOPSYS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

  THIS PROXY IS SOLICITED ON BEHALF OF THE SYNOPSYS, INC. ("SYNOPSYS") BOARD OF
       DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 20, 2003.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held June 20, 2003, the Proxy Statement, Letter to Stockholders and Annual Report on Form 10-K for fiscal 2002, and appoints Chi-Foon Chan and Steven K. Shevick, and each of them individually, the proxy of the undersigned, each with full power of substitution, to vote all Synopsys common shares that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Synopsys annual meeting of stockholders to be held in the Babbage conference room of Synopsys' offices located at 455 N. Mary Avenue, Sunnyvale, California on Friday, June 20, 2003 at 4:00 p.m. local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by the proxy shall be voted in the manner as set forth on the reverse side.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                           [PROXY CARD: REVERSE SIDE]

                             YOUR VOTE IS IMPORTANT!

--------------------------------------------------------------------------------

                                 SYNOPSYS, INC.

THE SYNOPSYS BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED BELOW. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED BELOW, FOR APPROVAL OF AN INCREASE IN SHARES IN THE EMPLOYEE STOCK PURCHASE PLANS, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AND IN THE PROXY HOLDERS' DISCRETION AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [    ]


1. Proposal to elect nine directors to serve for the ensuing year or until their successors are elected. Nominees: 01-Aart J. de Geus, 02-Andy D. Bryant, 03-Chi-Foon Chan, 04-Bruce R. Chizen, 05-Deborah Coleman, 06-A. Richard Newton, 07-Sasson Somekh, 08-Roy Vallee and 09-Steven C. Walske
       For All                Withhold All              For All Except*
       [     ]                  [     ]                    [     ]


-------------------------
*For all nominees except as noted above


2. Proposal to approve an amendment to the Company's Employee Stock Purchase Plan and International Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 shares.



3. Proposal to ratify the appointment of KPMG LLP as independent auditors of Synopsys for fiscal 2003.
          For               Against                 Abstain
        [     ]             [     ]                 [     ]


To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Mark here for address change and note above. [ ]
Control number

Signature(s):     __________________________   Dated: ___________________, 2003

                  __________________________   Dated: ___________________, 2003

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.